Exhibit 99.1

                      Navigators Reports Record
                               Earnings


    NEW YORK--(BUSINESS WIRE)--Oct. 29, 2007--The Navigators Group, Inc. (NASDAQ: NAVG) reported record net income of $25,033,000 for the 2007 third quarter compared to $18,333,000 for the 2006 third quarter, an increase of 37%. Net income per share was $1.47 for the 2007 third quarter compared to $1.09 for the 2006 third quarter. The 2006 third quarter results include a net realized capital loss of $.01 per share.

    Gross written premium and net written premium for the 2007 third quarter were $245,961,000 and $159,102,000, respectively, increases of 11% and 34% from the comparable 2006 period.

    Net income for the nine month period ended September 30, 2007 was $69,080,000 or $4.07 per share compared to $51,956,000 or $3.09 per share for the nine month period ended September 30, 2006. The results for the nine months ended September 30, 2007 included a net realized capital gain of $.04 per share and the results for the nine months ended September 30, 2006 included a net realized capital loss of $.03 per share.

    Gross written premium and net written premium for the nine month period ended September 30, 2007 were $823,371,000 and $493,471,000, respectively, increases of 12% and 26% from the comparable 2006 period.

    The combined loss and expense ratios for the 2007 third quarter and nine month period were 86.6% and 87.4%, respectively, compared to 87.4% and 87.9% for the comparable 2006 periods. The combined loss and expense ratios for the 2007 third quarter and nine month period were favorably impacted by 7.8 and 6.7 loss ratio points, respectively, reflecting redundancies in prior period loss reserves. Net paid loss ratios for the 2007 third quarter and nine month period were 29.6% and 31.1%, respectively, compared to 35.9% and 34.6% for the comparable 2006 periods.

    Stan Galanski, Navigators' Chief Executive Officer, commented, "While there are many highlights to the third quarter results, we are particularly pleased with the favorable loss development patterns that we continue to experience. Navigators Specialty and our London Operations produced solid underwriting results while continuing to respond to opportunities for responsible growth. We continue to benefit from our long-term strategy to retain more business on a net basis. Cash flow for the quarter was especially strong, reflecting both increased net written premium and reinsurance recoveries. Our high quality investment portfolio performed reliably, consistent with our disciplined investment strategy."

    Net investment income for the 2007 third quarter and nine month period was $17,930,000 and $51,476,000, respectively, increases of 22% and 25% from the comparable 2006 periods. The pre-tax investment yields for the 2007 third quarter and nine month period were 4.3% and 4.4%, respectively, compared to 4.5% and 4.4% for the comparable 2006 periods.

    Consolidated cash flow from operations for the 2007 third quarter and nine month period ended September 30, 2007 was $119,669,000 and $231,336,000, respectively, compared to $75,653,000 and $88,094,000 for the comparable 2006 periods.

    Stockholders' equity was $626,476,000 or $37.17 per share at September 30, 2007 compared to $551,343,000 or $32.94 per share at December 31, 2006. Statutory surplus of Navigators Insurance Company was $566,504,000 at September 30, 2007.

    The Board of Directors has adopted a stock repurchase program for up to $30 million of the Company's common stock. Repurchases may be made from time to time at prevailing prices in open market or privately negotiated transactions through December 31, 2008. The timing and amount of the repurchase transactions under the program will depend on a variety of factors, including the trading price of the stock, market conditions and corporate and regulatory considerations.

    Stan Galanski commented, "The authorization of a share repurchase program reflects the Board's confidence in the Company's financial condition and our ability to grow shareholder value in the future. It demonstrates our commitment to effective capital management while assuring policyholders and investors of our financial strength and claims paying ability."

    The Company will hold a conference call on Tuesday, October 30, 2007 starting at 8:30 a.m. ET to discuss the third quarter's results. To access the call domestically, please dial 1-866-770-7129 using confirmation code 75108523. Internationally, the call may be accessed by dialing 617-213-8067 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the October 30th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.



             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)




                       Three Months           Nine Months Ended
                      Ended September           September 30,
                            30,
                     -----------------        -----------------
Financial Highlights     2007     2006 Change     2007     2006 Change
-------------------- -------- -------- ------ -------- -------- ------

Gross written
 premium             $245,961 $221,667    11% $823,371 $737,816    12%
Net written premium   159,102  119,037    34%  493,471  391,711    26%

Revenues:
  Net earned premium  156,038  115,696    35%  440,701  333,959    32%
  Commission income       117      639   -82%    1,011    2,465   -59%
  Net investment
   income              17,930   14,691    22%   51,476   41,244    25%
  Net realized
   capital gains
   (losses)              (66)    (151)     NM      975    (767)     NM
  Other income
   (expense)              298    (884)     NM     (26)    (654)     NM
                     -------- --------        -------- --------
  Total revenues      174,317  129,991    34%  494,137  376,247    31%
                     -------- --------        -------- --------

Operating expenses:
  Net losses and
   loss adjustment
   expenses incurred   88,019   64,456    37%  248,950  193,200    29%
  Commission expense   19,676   13,769    43%   54,425   41,098    32%
  Other operating
   expenses            27,902   22,683    23%   82,799   61,018    36%
  Interest expense      2,216    2,214     NM    6,646    4,034     NM
                     -------- --------        -------- --------
  Total operating
   expenses           137,813  103,122    34%  392,820  299,350    31%
                     -------- --------        -------- --------

Income before income
 taxes                 36,504   26,869    36%  101,317   76,897    32%
                     -------- --------        -------- --------

Income tax expense
 (benefit):
  Current              11,520    8,126    42%   34,301   27,492    25%
  Deferred               (49)      410  -112%  (2,064)  (2,551)     NM
                     -------- --------        -------- --------
Income tax expense
 (benefit)             11,471    8,536    34%   32,237   24,941    29%
                     -------- --------        -------- --------

Net income           $ 25,033 $ 18,333    37% $ 69,080 $ 51,956    33%
                     ======== ========        ======== ========


Per Share Data
--------------------

Net income per
 common share:
  Basic              $   1.49 $   1.10    35% $   4.11 $   3.12    32%
  Diluted            $   1.47 $   1.09    35% $   4.07 $   3.09    32%

Average shares
 outstanding:
  Basic                16,843   16,685          16,796   16,664
  Diluted              16,996   16,827          16,967   16,812

Underwriting Ratios
--------------------
Loss Ratio              56.4%    55.7%           56.5%    57.9%
Expense Ratio           30.2%    31.7%           30.9%    30.0%
                     -------- --------        -------- --------
Combined Ratio          86.6%    87.4%           87.4%    87.9%


Balance Sheet Data                             Sept.   Dec. 31,
--------------------                            30,      2006
                                                2007
                                              -------- --------
Stockholders' equity                          $626,476 $551,343    14%
Book value per share                          $  37.17 $  32.94    13%




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                                September   December
                                                  30, 2007   31, 2006
                                                ----------- ----------
                                ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair
   value (amortized cost: 2007, $1,458,458;
   2006, $1,263,284)                             $1,454,684 $1,258,717
  Equity securities, available-for-sale, at fair
   value (cost: 2007, $57,697; 2006, $31,879)        63,858     37,828
  Short-term investments, at cost which
   approximates fair value                          215,117    176,961
  Cash                                                4,906      2,404
                                                ----------- ----------
            Total investments and cash            1,738,565  1,475,910
                                                ----------- ----------

  Premiums in course of collection                  186,865    163,309
  Commissions receivable                              2,429      3,647
  Prepaid reinsurance premiums                      194,742    179,493
  Reinsurance receivable on paid losses              84,043    108,878
  Reinsurance receivable on unpaid losses and
   loss adjustment expenses                         837,545    911,439
  Net deferred income tax benefit                    31,360     30,422
  Deferred policy acquisition costs                  54,752     41,700
  Accrued investment income                          15,548     13,052
  Goodwill and other intangible assets                8,237      8,012
  Other assets                                       20,906     20,824
                                                ----------- ----------

            Total assets                         $3,174,992 $2,956,686
                                                =========== ==========


                              LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                      $1,645,542 $1,607,555
  Unearned premium                                  484,507    415,096
  Reinsurance balances payable                      179,892    194,266
  Senior notes                                      123,644    123,560
  Federal income tax payable                          7,688      3,934
  Payable for securities purchased                   27,550        166
  Accounts payable and other liabilities             79,693     60,766
                                                ----------- ----------
            Total liabilities                     2,548,516  2,405,343
                                                ----------- ----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                     -          -
  Common stock, $.10 par value, 50,000,000
   shares authorized for 2007 and 50,000,000 for
   2006; issued and outstanding: 16,856,267 for
   2007 and 16,735,898 for 2006                       1,686      1,674
  Additional paid-in capital                        290,955    286,732
  Retained earnings                                 328,544    259,464
  Accumulated other comprehensive income              5,291      3,473
                                                ----------- ----------
            Total stockholders' equity              626,476    551,343
                                                ----------- ----------

            Total liabilities and stockholders'
             equity                              $3,174,992 $2,956,686
                                                =========== ==========




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written          Third Quarter             Nine Months
 Premium:
                     -----------------        -----------------
Insurance Companies:     2007     2006 Change     2007     2006 Change
                     -------- -------- ------ -------- -------- ------
Marine               $ 53,040 $ 54,116    -2% $205,296 $209,928    -2%
Specialty              95,627   85,675    12%  289,383  219,843    32%
Professional
 Liability             24,546   22,848     7%   69,379   65,164     6%
Other                   4,845    1,034   368%   21,434    1,281  1573%
                     -------- --------        -------- --------
                      178,058  163,673     9%  585,492  496,216    18%
Lloyd's Operations:
Marine                 50,060   44,962    11%  183,661  202,074    -9%
Professional
 Liability              9,639    9,015     7%   25,651   16,104    59%
Other                   8,204    3,803   116%   28,567   23,422    22%
                     -------- --------        -------- --------
                       67,903   57,780    18%  237,879  241,600    -2%
Intercompany
 elimination                -      214     NM        -        -     NM
                     -------- --------        -------- --------
Total                $245,961 $221,667    11% $823,371 $737,816    12%
                     ======== ========        ======== ========

Net Written Premium:   Third Quarter             Nine Months
                     -----------------        -----------------
Insurance Companies:     2007     2006 Change     2007     2006 Change
                     -------- -------- ------ -------- -------- ------
Marine               $ 24,207 $ 24,566    -1% $105,453 $101,891     3%
Specialty              68,441   52,923    29%  194,109  136,246    42%
Professional
 Liability             14,447   13,450     7%   41,406   34,894    19%
Other                   2,582      249     NM   14,830      246     NM
                     -------- --------        -------- --------
                      109,677   91,188    20%  355,798  273,277    30%
Lloyd's Operations:
Marine                 37,373   23,743    57%  109,899  107,026     3%
Professional
 Liability              8,692    3,381   157%   18,201    6,326   188%
Other                   3,360      725   363%    9,573    5,082    88%
                     -------- --------        -------- --------
                       49,425   27,849    78%  137,673  118,434    16%
                     -------- --------        -------- --------
Total                $159,102 $119,037    34% $493,471 $391,711    26%
                     ======== ========        ======== ========

Net Earned Premium:    Third Quarter             Nine Months
                     -----------------        -----------------
Insurance Companies:     2007     2006 Change     2007     2006 Change
                     -------- -------- ------ -------- -------- ------
Marine               $ 29,520 $ 29,291     1% $ 96,531 $ 80,679    20%
Specialty              62,796   45,234    39%  175,326  121,133    45%
Professional
 Liability             14,184   10,938    30%   40,555   29,494    38%
Other                   2,560       31     NM    8,195       28     NM
                     -------- --------        -------- --------
                      109,060   85,494    28%  320,607  231,334    39%
Lloyd's Operations:
Marine                 41,607   29,126    43%  103,953   99,029     5%
Professional
 Liability              4,587    1,525   201%    9,498    2,130   346%
Other                     784    (449)  -275%    6,643    1,466   353%
                     -------- --------        -------- --------
                       46,978   30,202    56%  120,094  102,625    17%
                     -------- --------        -------- --------
Total                $156,038 $115,696    35% $440,701 $333,959    32%
                     ======== ========        ======== ========




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                          September 30, 2007

                          ($'s in thousands)


                            Insurance   Lloyd's
                             Companies  Operations Corporate   Total
                            ---------- ----------- --------- ---------
Gross premium written        $ 178,058   $  67,903           $ 245,961
Net premium written            109,677      49,425             159,102

Net earned premium             109,060      46,978             156,038
Net losses and loss
 adjustment expenses          (59,816)    (28,203)            (88,019)
Commission expense            (13,086)     (6,590)            (19,676)
Other operating expenses      (21,157)     (6,745)            (27,902)
Commission and other income
 / (expense)                       304         111                 415
                            ---------- -----------           ---------

Underwriting profit /
 (loss)                         15,305       5,551              20,856

Investment income               14,816       2,609  $    505    17,930
Net realized capital gains
 / (losses)                         41       (107)                (66)
Interest expense                                     (2,216)   (2,216)
                            ---------- ----------- --------- ---------
Income (loss) before income
 tax expense (benefit)          30,162       8,053   (1,711)    36,504

Income tax expense
 (benefit)                       9,193       2,877     (599)    11,471
                            ---------- ----------- --------- ---------
Net Income (loss)            $  20,969   $   5,176  $(1,112) $  25,033
                            ========== =========== ========= =========

Loss and loss expenses
 ratio                           54.8%       60.0%               56.4%
Commission expense ratio         12.0%       14.0%               12.6%
Other operating expense
 ratio (1)                       19.1%       14.1%               17.6%
                            ---------- -----------           ---------
Combined ratio                   85.9%       88.1%               86.6%
                            ========== ===========           =========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                          September 30, 2006

                          ($'s in thousands)


                            Insurance   Lloyd's
                             Companies  Operations Corporate   Total
                            ---------- ----------- --------- ---------
Gross premium written        $ 163,673   $  57,780           $ 221,667
Net premium written             91,188      27,849             119,037

Net earned premium              85,494      30,202             115,696
Net losses and loss
 adjustment expenses          (47,926)    (16,530)            (64,456)
Commission expense             (9,889)     (3,880)            (13,769)
Other operating expenses      (16,697)     (5,986)            (22,683)
Commission and other income
 / (expense)                       661       (906)               (245)
                            ---------- -----------           ---------

Underwriting profit /
 (loss)                         11,643       2,900              14,543

Investment income               12,345       1,774  $    572    14,691
Net realized capital gains
 / (losses)                       (29)       (122)               (151)
Interest expense                                     (2,214)   (2,214)
                            ---------- ----------- --------- ---------
Income (loss) before income
 tax expense (benefit)          23,959       4,552   (1,642)    26,869

Income tax expense
 (benefit)                       7,658       1,627     (749)     8,536
                            ---------- ----------- --------- ---------
Net Income (loss)            $  16,301   $   2,925  $  (893) $  18,333
                            ========== =========== ========= =========

Loss and loss expenses
 ratio                           56.1%       54.7%               55.7%
Commission expense ratio         11.6%       12.8%               11.9%
Other operating expense
 ratio (1)                       18.8%       22.8%               19.8%
                            ---------- -----------           ---------
Combined ratio                   86.5%       90.3%               87.4%
                            ========== ===========           =========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Nine Months Ended
                          September 30, 2007

                          ($'s in thousands)

                            Insurance   Lloyd's
                            Companies  Operations Corporate   Total
                            ---------- ---------- --------- ----------
Gross premium written       $  585,492  $ 237,879           $  823,371
Net premium written            355,798    137,673              493,471

Net earned premium             320,607    120,094              440,701
Net losses and loss
 adjustment expenses         (184,881)   (64,069)            (248,950)
Commission expense            (38,072)   (16,353)             (54,425)
Other operating expenses      (60,983)   (21,816)             (82,799)
Commission and other income
 / (expense)                       889         96                  985
                            ---------- ----------           ----------

Underwriting profit /
 (loss)                         37,560     17,952               55,512

Investment income               42,910      7,167  $  1,399     51,476
Net realized capital gains
 / (losses)                      1,118      (143)                  975
Interest expense                                    (6,646)    (6,646)
                            ---------- ---------- --------- ----------
Income (loss) before income
 tax expense (benefit)          81,588     24,976   (5,247)    101,317

Income tax expense
 (benefit)                      25,267      8,806   (1,836)     32,237
                            ---------- ---------- --------- ----------
Net Income (loss)           $   56,321  $  16,170  $(3,411) $   69,080
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           57.7%      53.3%                56.5%
Commission expense ratio         11.9%      13.6%                12.3%
Other operating expense
 ratio (1)                       18.7%      18.1%                18.6%
                            ---------- ----------           ----------
Combined ratio                   88.3%      85.0%                87.4%
                            ========== ==========           ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Nine Months Ended
                          September 30, 2006

                          ($'s in thousands)

                            Insurance   Lloyd's
                            Companies  Operations Corporate   Total
                            ---------- ---------- --------- ----------
Gross premium written       $  496,216  $ 241,600           $  737,816
Net premium written            273,277    118,434              391,711

Net earned premium             231,334    102,625              333,959
Net losses and loss
 adjustment expenses         (135,556)   (57,644)            (193,200)
Commission expense            (24,925)   (16,173)             (41,098)
Other operating expenses      (44,096)   (16,922)             (61,018)
Commission and other income
 / (expense)                     2,661      (850)                1,811
                            ---------- ----------           ----------

Underwriting profit             29,418     11,036               40,454

Investment income               34,778      5,448  $  1,018     41,244
Net realized capital gains
 / (losses)                      (329)      (438)                (767)
Interest expense                                    (4,034)    (4,034)
                            ---------- ---------- --------- ----------
Income before income tax
 expense                        63,867     16,046   (3,016)     76,897

Income tax expense              20,442      5,650   (1,151)     24,941
                            ---------- ---------- --------- ----------
Net Income                  $   43,425  $  10,396  $(1,865) $   51,956
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           58.6%      56.2%                57.9%
Commission expense ratio         10.8%      15.8%                12.3%
Other operating expense
 ratio (1)                       17.9%      17.3%                17.7%
                            ---------- ----------           ----------
Combined ratio                   87.3%      89.3%                87.9%
                            ========== ==========           ==========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)


                                        Three Months Ended September
                                                   30, 2007
                                       -------------------------------
                                         Net     Losses
                                        Earned  and LAE  Underwriting
Insurance Companies:                   Premium  Incurred   Expenses
                                       -------------------------------
Marine                                  $29,520  $19,239       $9,767
Specialty                                62,796   30,153       17,338
Professional Liability                   14,184    8,764        5,217
Other                                     2,560    1,660        1,617
                                       -------------------------------
                                        109,060   59,816       33,939
Lloyd's Operations                       46,978   28,203       13,224
                                       -------------------------------
Total                                  $156,038  $88,019      $47,163
                                       ===============================


                                        Three Months Ended September
                                                   30, 2006
                                       -------------------------------
                                         Net     Losses
                                        Earned  and LAE  Underwriting
Insurance Companies:                   Premium  Incurred   Expenses
                                       -------- -------- -------------
Marine                                  $29,291  $17,064       $8,696
Specialty                                45,234   24,216       13,713
Professional Liability                   10,938    6,417        3,615
Other                                        31      229         (99)
                                       -------------------------------
                                         85,494   47,926       25,925
Lloyd's Operations                       30,202   16,530       10,772
                                       -------------------------------
Total                                  $115,696  $64,456      $36,697
                                       ===============================




                                   -----------------------------------

                                             Combined Ratio
                                   -----------------------------------
Insurance Companies:                  Loss       Expense       Total
                                   -----------------------------------
Marine                                  65.2%        33.1%       98.3%
Specialty                               48.0%        27.6%       75.6%
Professional Liability                  61.8%        36.8%       98.6%
Other                                      NM           NM          NM
                                   -----------------------------------
                                        54.8%        31.1%       85.9%
Lloyd's Operations                      60.0%        28.1%       88.1%
                                   -----------------------------------
Total                                   56.4%        30.2%       86.6%
                                   ===================================



                                   -----------------------------------

                                             Combined Ratio
                                   -----------------------------------
Insurance Companies:                  Loss       Expense       Total
                                   -----------------------------------
Marine                                  58.3%        29.7%       88.0%
Specialty                  53.5%        30.3%       83.8%
Professional Liability                  58.7%        33.1%       91.8%
Other                                      NM           NM          NM
                                   -----------------------------------
                                        56.1%        30.4%       86.5%
Lloyd's Operations                      54.7%        35.6%       90.3%
                                   -----------------------------------
Total                                   55.7%        31.7%       87.4%
                                   -----------------------------------



                                         Amounts        Loss Ratio
                                    ----------------- --------------
Net Incurred Loss Activity           Sept.    Sept.   Sept.  Sept.
For the Three Months Ended:            30,      30,     30,    30,
                                      2007     2006    2007   2006
Insurance Companies:
       Loss and LAE payments         $31,233  $22,987  28.6%   26.9%
       Change in reserves             28,583   24,939  26.2%   29.2%
                                    ----------------- --------------
       Net incurred loss and LAE      59,816   47,926  54.8%   56.1%
                                    ----------------- --------------

Lloyd's Operations:
       Loss and LAE payments         $14,961  $18,601  31.8%   61.6%
       Change in reserves             13,242  (2,071)  28.2%   -6.9%
                                    ----------------- --------------
       Net incurred loss and LAE      28,203   16,530  60.0%   54.7%
                                    ----------------- --------------

Total
       Loss and LAE payments          46,194   41,588  29.6%   35.9%
       Change in reserves             41,825   22,868  26.8%   19.8%
                                    ----------------- ------ -------
       Net incurred loss and LAE     $88,019  $64,456  56.4%   55.7%
                                    ================= ====== =======


Impact of Prior Period                   Amounts       Loss Ratio
                                                          Impact
                                    ----------------- --------------
Favorable / (Unfavorable)            Sept.    Sept.   Sept.  Sept.
 Development                           30,      30,     30,    30,
For the Three Months Ended:           2007     2006    2007   2006
Insurance Companies                  $10,980   $4,851  10.1%    5.7%
Lloyd's Operations                     1,187    1,100   2.5%    3.6%
                                    ----------------- --------------
       Total                         $12,167   $5,951   7.8%    5.1%
                                    ================= ==============




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                        Underwriting Results
                         ($'s in thousands)


                                    Nine Months Ended September 30,
                                     2007
                                    ---------------------------------
                                      Net    Losses
                                     Earned and LAE   Underwriting
Insurance Companies:                Premium Incurred    Expenses
                                    ---------------------------------
Marine                              $ 96,531$ 57,116      $ 28,488
Specialty                            175,326  95,226        49,869
Professional Liability                40,555  24,989        14,870
Other                                  8,195   7,550         4,939
                                    ---------------------------------
                                     320,607 184,881        98,166
Lloyd's Operations                   120,094  64,069        38,073
                                    ---------------------------------
Total                               $440,701$248,950      $136,239
                                    =================================


                                    Nine Months Ended September 30,
                                     2006
                                    ---------------------------------
                                      Net    Losses
                                     Earned and LAE   Underwriting
Insurance Companies:                Premium Incurred    Expenses
                                    ---------------------------------
Marine                              $ 80,679$ 47,609      $ 22,038
Specialty                            121,133  69,177        35,312
Professional Liability                29,494  18,715         9,076
Other                                     28      55          (66)
                                    ---------------------------------
                                     231,334 135,556        66,360
Lloyd's Operations                   102,625  57,644        33,945
                                    ---------------------------------
Total                               $333,959$193,200      $100,305
                                    =================================



                                          Nine Months Ended September
                                           30, 2007
                                          ----------------------------

                                                 Combined Ratio
                                          ----------------------------
Insurance Companies:                        Loss     Expense    Total
                                          ----------------------------
Marine                                       59.2%      29.5%    88.7%
Specialty                                    54.3%      28.4%    82.7%
Professional Liability                       61.6%      36.6%    98.2%
Other                                           NM         NM       NM
                                          ----------------------------
                                             57.7%      30.6%    88.3%
Lloyd's Operations                           53.3%      31.7%    85.0%
                                          ----------------------------
Total                                        56.5%      30.9%    87.4%
                                          ============================



                                          ----------------------------

                                                 Combined Ratio
                                          ----------------------------
Insurance Companies:                        Loss     Expense    Total
                                          ----------------------------
Marine                                       59.0%      27.3%    86.3%
Specialty                                    57.1%      29.2%    86.3%
Professional Liability                       63.5%      30.8%    94.3%
Other                                           NM         NM       NM
                                          ----------------------------
                                             58.6%      28.7%    87.3%
Lloyd's Operations                           56.2%      33.1%    89.3%
                                          ----------------------------
Total                                        57.9%      30.0%    87.9%
                                          ============================



                                       Amounts           Loss Ratio
                                  ------------------- ----------------
Net Incurred Loss Activity        Sept. 30, Sept. 30, Sept.  Sept. 30,
                                                        30,
                                                      ------ ---------
For the Nine Months Ended:          2007      2006     2007    2006
                                  --------  --------  ------ ---------
Insurance Companies:
       Loss and LAE payments      $ 91,643  $ 67,141  28.6%    29.0%
       Change in reserves           93,238    68,415  29.1%    29.6%
                                  --------  --------  -----  -------
       Net incurred loss and LAE   184,881   135,556  57.7%    58.6%
                                  --------  --------  -----  -------

Lloyd's Operations:
       Loss and LAE payments      $ 45,426  $ 48,272  37.8%    47.0%
       Change in reserves           18,643     9,372  15.5%     9.1%
                                  --------  --------  -----  -------
       Net incurred loss and LAE    64,069    57,644  53.3%    56.2%
                                  --------  --------  -----  -------

Total
       Loss and LAE payments      $137,069   115,413  31.1%    34.6%
       Change in reserves          111,881    77,787  25.4%    23.3%
                                  --------  --------  -----  -------
       Net incurred loss and LAE  $248,950  $193,200  56.5%    57.9%
                                  ========  ========  =====  =======


Impact of Prior Period                 Amounts          Loss Ratio
                                                           Impact
                                  ------------------  ----------------
Favorable / (Unfavorable)          Sept.     Sept.    Sept.   Sept.
 Development                         30,       30,      30,     30,
For the Nine Months Ended:          2007      2006     2007    2006
                                  --------  --------  ------ --------
Insurance Companies               $ 22,171  $  9,250   6.9%     4.0%
Lloyd's Operations                   7,413     3,400   6.2%     3.3%
                                  --------  --------  -----  -------
       Total                      $ 29,584  $ 12,650   6.7%     3.8%
                                  ========  ========  =====  =======




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                               9/30/2007  12/31/2006
                                                ---------- -----------
Insurance Companies:
       Marine                                   $  191,105 $   179,393
       Specialty                                   320,103     260,844
       Professional Liability                       68,119      51,571
       Other                                        25,017      19,299
                                                ---------- -----------
       Total Insurance Companies                   604,344     511,107
                                                ---------- -----------
Lloyd's Operations:
       Marine                                      173,270     173,497
       Other                                        30,383      11,512
                                                ---------- -----------
       Total Lloyd's Operations                    203,653     185,009
                                                ---------- -----------

       Total net loss reserves                  $  807,997 $   696,116
                                                ========== ===========

Total net case loss reserves                    $  276,535 $   243,183
Total net IBNR loss reserves                       531,462     452,933
                                                ---------- -----------

       Total net loss reserves                  $  807,997 $   696,116
                                                ========== ===========



    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President and Chief Financial Officer pmalvasio@navg.com www.navg.com